News Release CONTACTS MEDIA: INVESTORS: Tim Rice Bryan Gill (412) 807-9044 (412) 768-4143 timothy.rice@pnc.com investor.relations@pnc.com PNC Completes FirstBank Customer Conversion All FirstBank Branches in Colorado and Arizona are now PNC Bank branches PITTSBURGH, PA and LAKEWOOD, CO, June 22, 2026 – The PNC Financial Services Group, Inc. (NYSE: PNC) today announced it has completed the conversion of 780,000 customers, more than 1,620 employees and 95 branches across Colorado and Arizona from FirstBank to PNC Bank. Former FirstBank customers now have access to PNC's full range of products and services, including its digital banking capabilities, treasury management solutions, wealth management offerings and nationwide branch and ATM network. "Today is about our customers," said William S. Demchak, chairman and chief executive officer of PNC. "We're proud to officially welcome FirstBank customers to PNC Bank and deliver the products, capabilities and expertise of one of the nation's leading banks while maintaining the local relationships they value most. This milestone reflects the hard work of thousands of employees across both organizations who remained focused on one goal: making this transition as seamless as possible for our customers." The completion of the conversion follows PNC's acquisition of FirstBank and further strengthens PNC's presence in Colorado and Arizona. The combination expands PNC's ability to serve consumers, businesses and communities nationwide through a network of approximately 2,400 branch locations and 58,000 PNC and partner ATMs. The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This communication contains forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as "aim," "anticipate," "believe," "estimate," "expect," "goal," "guidance," "intend," "is anticipated," "is expected," "is intended," "objective," "plan," "projected," "projection," "will affect," "will be," "will continue," "will decrease," "will grow," "will impact," "will increase," "will incur," "will reduce," "will remain," "will result," "would be," variations of such words or phrases (including where the word "could," "may," or "would" is used rather than the word "will" in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Because forward-looking statements relate to future results and occurrences, many of which are outside of PNC's control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future results and performance of PNC and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others, risks related to the transaction including the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, and the risk that the integration of FirstBank's business and operations into PNC will be materially delayed or will be more costly or difficult than expected. For additional information on these and other factors that could affect PNC's actual results, see the risk factors set forth in PNC's filings with the Securities and Exchange Commission (the "SEC"), including PNC's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements PNC has filed with the SEC. Copies of the SEC filings for PNC may be downloaded from the Internet at no charge from https://investor.pnc.com. PNC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Forward-looking statements included in this communication are made as of the date of this communication. # # # Exhibit 99.1